                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of ASSOCIATES FIRST CAPITAL CORPORATION, a Delaware corporation (the "Company"), do hereby make, constitute and appoint James E. Jack, Roy A. Guthrie and Chester D. Longenecker, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-1 relating to the shares of Class A Common Stock of the Company, and any and all pre-effective and post-effective amendments or supplements to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, if any, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, each of the undersigned has subscribed his or her name, this 5th day of February ,1996.



/s/ KEITH W. HUGHES
-----------------------------
Name: Keith W. Hughes
Title: Chairman of the Board, Principal
Executive Officer and Director


-----------------------------
Name: Roy A. Guthrie
Title: Executive Vice President, Comptroller, and Principal Accounting Officer and Director


-----------------------------
Name: James E. Jack
Title: Senior Executive Vice President,
Principal Financial Officer and Director


-----------------------------
Name: Harold D. Marshall
Title: DirectOr


-----------------------------
Name: Joseph M. McQuillan
Title Director

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of ASSOCIATES FIRST CAPITAL CORPORATION, a Delaware corporation (the "Company"), do hereby make, constitute and appoint James E. Jack, Roy A. Guthrie and Chester D. Longenecker, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-1 relating to the shares of Class A Common Stock of the Company, and any and all pre-effective and post-effective amendments or supplements to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, if any, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, each of the undersigned has subscribed his or her name, this 5th day of February ,1996.




-----------------------------
Name: Keith W. Hughes
Title: Chairman of the Board, Principal
Executive Officer and Director

/s/ ROY A. GUTHRIE
-----------------------------
Name: Roy A. Guthrie
Title: Executive Vice President, Comptroller,
and Principal Accounting Officer and Director


-----------------------------
Name: James E. Jack
Title: Senior Executive Vice President,
Principal Financial Officer and Director


-----------------------------
Name: Harold D. Marshall
Title: DirectOr


-----------------------------
Name: Joseph M. McQuillan
Title Director

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of ASSOCIATES FIRST CAPITAL CORPORATION, a Delaware corporation (the "Company"), do hereby make, constitute and appoint James E. Jack, Roy A. Guthrie and Chester D. Longenecker, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-1 relating to the shares of Class A Common Stock of the Company, and any and all pre-effective and post-effective amendments or supplements to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, if any, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, each of the undersigned has subscribed his or her name, this 5th day of February ,1996.




-----------------------------
Name: Keith W. Hughes
Title: Chairman of the Board, Principal
Executive Officer and Director


-----------------------------
Name: Roy A. Guthrie
Title: Executive Vice President, Comptroller, and Principal Accounting Officer and Director

/s/ JAMES E. JACK
-----------------------------
Name: James E. Jack
Title: Senior Executive Vice President,
Principal Financial Officer and Director


-----------------------------
Name: Harold D. Marshall
Title: DirectOr


-----------------------------
Name: Joseph M. McQuillan
Title Director

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of ASSOCIATES FIRST CAPITAL CORPORATION, a Delaware corporation (the "Company"), do hereby make, constitute and appoint James E. Jack, Roy A. Guthrie and Chester D. Longenecker, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-1 relating to the shares of Class A Common Stock of the Company, and any and all pre-effective and post-effective amendments or supplements to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, if any, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, each of the undersigned has subscribed his or her name, this 5th day of February ,1996.




-----------------------------
Name: Keith W. Hughes
Title: Chairman of the Board, Principal
Executive Officer and Director


-----------------------------
Name: Roy A. Guthrie
Title: Executive Vice President, Comptroller, and Principal Accounting Officer and Director


-----------------------------
Name: James E. Jack
Title: Senior Executive Vice President,
Principal Financial Officer and Director

/s/ HAROLD D. MARSHALL
-----------------------------
Name: Harold D. Marshall
Title: DirectOr


-----------------------------
Name: Joseph M. McQuillan
Title Director

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of ASSOCIATES FIRST CAPITAL CORPORATION, a Delaware corporation (the "Company"), do hereby make, constitute and appoint James E. Jack, Roy A. Guthrie and Chester D. Longenecker, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-1 relating to the shares of Class A Common Stock of the Company, and any and all pre-effective and post-effective amendments or supplements to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, if any, shall do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, each of the undersigned has subscribed his or her name, this 5th day of February ,1996.




-----------------------------
Name: Keith W. Hughes
Title: Chairman of the Board, Principal
Executive Officer and Director


-----------------------------
Name: Roy A. Guthrie
Title: Executive Vice President, Comptroller, and Principal Accounting Officer and Director


-----------------------------
Name: James E. Jack
Title: Senior Executive Vice President,
Principal Financial Officer and Director


-----------------------------
Name: Harold D. Marshall
Title: DirectOr

/s/ JOSEPH M. MCQUILLAN
-----------------------------
Name: Joseph M. McQuillan
Title Director